SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: April 15, 1998

                      XIONICS DOCUMENT TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


Delaware                                 0-20777                04-3186685
(State or other jurisdiction      Commission File No.)       (I.R.S. Employer
of incorporation or organization)                           Identification No.)


70 Blanchard Road
Burlington, Massachusetts
(Address of principal executive officers)                          01803
                                                                 (Zip Code)

                                 (781) 229-7000
                        (Registrant's telephone number,
                              including area code)

Item 5.   Other Events.

     On April 7, 1998, Xionics Document Technologies, Inc. announced the resignation of Gerard T. Feeney as Vice President - Finance, Chief Financial Officer and Treasurer, and the appointment of Robert L. Lentz as Senior Vice President - Finance and Administration, Chief Financial Officer and Treasurer.

Item 7.   Financial Statements and Exhibits.

         (c)  Exhibits.

          99 Xionics Document Technologies, Inc. press release dated April 7, 1998, announcing the resignation of Gerard T. Feeney as Vice President - Finance, Chief Financial Officer and Treasurer, and the appointment of Robert L. Lentz as Senior Vice President - Finance and Administration, Chief Financial Officer and Treasurer.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    Xionics Document Technologies, Inc.

                                    /s/ Peter J. Simone

                                    Peter J. Simone
                                    President and Chief Executive Officer

                                    /s/ Robert L. Lentz

                                    Robert L. Lentz
                                    Senior Vice President, Treasurer and
                                    Chief Financial Officer

Dated:  April 7, 1998

                                                                  PRESS RELEASE


Peter J. Simone
President and CEO
Xionics Document Technologies, Inc.
(781) 229-7000

                  ROBERT L. LENTZ NAMED SENIOR VICE PRESIDENT,
                     FINANCE AND ADMINISTRATION AND CFO OF
                      XIONICS DOCUMENT TECHNOLOGIES, INC.


BURLINGTON, MASS - April 7, 1988 - Xionics Document Technologies, Inc. (NASDAQ:XION) today announced that Robert L. Lentz has been named Senior Vice President, Finance and Administration and CFO. In this role he will have responsibility for all financial, legal human resources, MIS and administrative functions within the Company. The Company also announced that Gerard T. Feeney has resigned as Vice President and CFO.

"Bob brings an extraordinary background in both financial and operating roles in technology companies, most recently as vice president for NewsEdge Corporation," said Peter J. Simone, President and Chief Executive Officer. "I am pleased to have Bob join the management team and be able to capitalize on his experiences in achieving our goals for future growth.

Prior to joining Xionics, Bob was Vice President of Corporate Development for NewsEdge Corporation (NASDAQ:NEWS), the company formed by the merger of Individual, Inc. and Desktop Data Corp. both providers of business news and current awareness solutions for corporations. Prior to the merger, Bob was the Senior Vice President of Finance and Administration and CFO at Individual, Inc. In this role he was also responsible for Individuals' corporate development activities which included a program of acquisitions and joint ventures targeted toward market expansion. Bob's experience includes senior operating and financial roles with Teloquent Communications Corp., Appex Corporation, EDS Corporation after its acquisition of Appex, Alliant Computer Systems, Raster Technologies, GCA and Ernst and Young.

Xionics Document Technologies, Inc. is a leading developer of innovative silicon and software for printing, scanning, copying, processing and transmitting documents to computer peripherals. Xionics partners with the industry's leading original equipment manufacture (OEMs), including Hewlett-Packard, IBM, Ricoh, Mita, Xerox, Canon, Seiko Epson and Sharp, to develop peripherals that provide the performance, output quality and network connectivity for today's office computing market.

Xionics also markets, through a worldwide distribution channel, board-level image printing, scanning and viewing acceleration products for production document imaging applications. The company's corporate headquarters is based in Burlington, Mass., with offices in San Jose, Calif., Japan, Germany and the United Kingdom.

                                     # # #

Statements contained herein which are not historical facts are forward-looking statements subject to risks and uncertainties as discussed more fully in Xionic's filings with the SEC, including its Annual report on form 10-K dated September 29, 1997, and its Final Prospectus dated September 26, 1996.

Xionics is a registered trademark of Xionics Document Technologies, Inc. and/or its subsidiaries.